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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

NAME OF SUBSIDIARY                                                           STATE OF INCORPORATION
Arizona NewsChannel, L.L.C.                                                         Delaware

Cox @Home, Inc.                                                                     Delaware

Cox Animal Planet, Inc.                                                             Delaware

Cox Arizona Telcom, L.L.C.                                                          Delaware

Cox Arkansas Telcom, L.L.C.                                                         Delaware

Cox Business Services, Inc.                                                         Delaware

Cox Business Services, L.L.C.                                                       Delaware

Cox California Telcom, L.L.C. (formerly Cox California Telcom II, L.L.C.)           Delaware

COX CBS Asset Management, L.L.C.                                                    Delaware

Cox Colorado Telcom, L.L.C.                                                         Delaware

Cox Communications EBD Holdings, Inc.                                               Delaware

Cox Communications E.T.E., Inc.                                                     Delaware

Cox Communications Florida (Partnership) (formerly Cox Cable New York)              New York

Cox Communications Gulf Coast, L.L.C.                                               Delaware

Cox Communications Hampton Roads, L.L.C.                                            Delaware

Cox Communications Holdings, Inc.                                                   Delaware

Cox Communications Kansas, L.L.C.                                                   Delaware

Cox Communications Las Vegas, Inc.                                                  Delaware

Cox Communications LLC Management, Inc.                                             Delaware

Cox Communications Louisiana, L.L.C.                                                Delaware

Cox Communications NCC, Inc.                                                        Delaware

Cox Communications New York City, Inc.                                              New York

Cox Communications Omaha, L.L.C.                                                    Delaware

Cox Communications Payroll, Inc.                                                    California

Cox Communications Pensacola, L.L.C.                                                Delaware

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

Cox Communications Shopping Services, Inc.                                          Delaware

Cox Communications Telecom, Inc.                                                    Virginia

Cox Connecticut Telcom, L.L.C.                                                      Delaware

Cox Consumer Information Network, Inc.                                              Delaware

Cox DC Radio, Inc.                                                                  Delaware

Cox District of Columbia Telcom, L.L.C.                                             Delaware

Cox Fibernet Oklahoma, L.L.C.                                                       Delaware

Cox Fibernet Virginia, Inc.                                                         Delaware

Cox Florida Cable Partners                                                          Florida

Cox Florida Telcom, L.P. (1% Member - Cox Telcom Partners, Inc., general
    partner; 99% Member - CoxCom, Inc., limited partner)                            Delaware

Cox Georgia Telcom, L.L.C.                                                          Delaware

Cox Government Services, Inc.                                                       Delaware

Cox Iowa Telcom, L.L.C.                                                             Delaware

Cox Kansas Telcom, L.L.C.                                                           Delaware

Cox Louisiana Telcom, L.L.C.                                                        Delaware

Cox Maryland Telcom, L.L.C.                                                         Delaware

Cox Media, L.L.C.                                                                   Delaware

Cox Mississippi Telcom, L.L.C.                                                      Delaware

Cox Missouri Telcom, L.L.C.                                                         Delaware

Cox Nebraska Telcom, L.L.C.                                                         Delaware

Cox Nevada Telcom, L.L.C.                                                           Delaware

Cox New Mexico Telcom, L.L.C.                                                       Delaware

Cox North Carolina Telcom, L.L.C.                                                   Delaware

Cox Ohio Telcom, L.L.C.                                                             Delaware

Cox Oklahoma Telcom, L.L.C.                                                         Delaware

Cox Rhode Island Telcom, L.L.C.                                                     Delaware

Cox San Diego SPE, L.L.C.                                                           Delaware

Cox Southwest Holdings, L.P.                                                        Texas

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

Cox Southwest Interests, L.L.C.                                                     Texas

Cox Southwest Partner Holdings, L.L.C.                                              Delaware

Cox Telcom Partners, Inc.                                                           Delaware

Cox Texas Telcom, L.P. (1% Member - Cox Telcom Partners, Inc., general
    partner; 99% Member - CoxCom, Inc., limited partner)                            Delaware

Cox Trust I                                                                         Delaware

Cox Virginia Telcom, Inc.                                                           Virginia

Cox/TWC Master Cable Advertising Interconnect, L.L.C.                               Delaware

CP Arizona I, LLC                                                                   Delaware

CP Arizona II, LLC                                                                  Delaware

CP Nevada, LLC                                                                      Delaware

Hospitality Network, Inc.                                                           Nevada

Kansas NewsChannel, L.L.C.                                                          Delaware

Local News on Cable, L.L.C.                                                         Virginia

MAS ARIZONA, L.L.C.                                                                 Delaware

Mid-Kansas, Inc.                                                                    Kansas

News Channel 15, L.L.C.                                                             Delaware

News Channel, L.L.C.                                                                Oklahoma

Rhode Island News Channel, L.L.C.                                                   Delaware

TCA Communications, L.L.C.                                                          Texas

TMJV, LLC                                                                           Delaware

Tulsa Cable News, L.L.C.                                                            Oklahoma

WOWT/Cox News Channel, L.L.C.                                                       Delaware

CoxCom, Inc.                                                                        Delaware

CoxCom, Inc., a Delaware corporation, operates and owns the assets relating to the cable television systems and other businesses doing business under the following names:

                    d/b/a Cox Business Services
                                Arizona
                                California
                                Connecticut
                                Florida
                                Louisiana
                    d/b/a Cox Communications Bakersfield
                    d/b/a Cox Communications Cleveland Area
                    d/b/a Cox Communications Desert Valley
                    d/b/a Cox Communications Gainesville/Ocala d/b/a Cox Communications Humboldt d/b/a Cox Communications New England d/b/a Cox Communications North Carolina d/b/a Cox Communications Northern Virginia d/b/a Cox Communications Oklahoma City d/b/a Cox Communications Omaha d/b/a Cox Communications Orange County d/b/a Cox Communications Palos Verdes d/b/a Cox Communications Phoenix d/b/a Cox Communications Roanoke d/b/a Cox Communications San Diego d/b/a Cox Communications Santa Barbara d/b/a Cox Communications Sierra Vista d/b/a Cox Communications Tucson d/b/a Cox Communications West Texas